Exhibit 10.3

NUVO GROUP LTD.

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

Executed on this June 18, 2019

THIS AMENDMENT NO. 1 (the “Amendment”) to the Employment Agreement dated May 4, 2017 (the “Employment Agreement”) by and between Nuvo Group Ltd., with offices at 94 Yigal Alon St., Tel Aviv-Yafo, Israel, 6789139 (the “Company”) and Oren Oz, I.D. No 03-827060-9 residing at Emek Zvulun 10, Modiin, Israel; email: oren@nuvo-group.com (the “Manager”).

R E C I T A L S

WHEREAS, the Company and the Employee are parties to the Employment Agreement; and

WHEREAS, the Company and the Employee wish to amend the Employment Agreement to reflect such understandings and other amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the Parties agree as follows:

1.	Except as provided explicitly herein, all other provisions of the Employment Agreement shall continue to be in full force and effect, mutatis mutandis. All capitalized terms used in this Amendment and not defined herein shall have the meanings given to them in the Employment Agreement. In the event of any inconsistency between the provisions of this Amendment and the provisions of the Employment Agreement, this Amendment shall prevail.

2.	Pension Arrangements. Section 13 of the “Terms of Employment and Compensation” (Appendix A to the Employment Agreement) shall be deleted and replaced in its entirety with the following:

“13. Study Fund (“Keren Hishtalmut”) - The Company and the Manager shall maintain a ‘Keren Hishtalmut’ Fund (the “Keren Hishtalmut Fund”). The Company shall contribute to such Keren Hishtalmut Fund an amount equal to 7½% of the Salary, and Executive shall contribute to the Keren Hishtalmut Fund an amount equal to 2½% of the Salary. The Manager hereby instructs the Company to transfer to such Keren Hishtalmut Fund the amount of Executive’s contribution from each Salary.

In the event that payments to the Keren Hishtalmut Fund exceed the maximum amounts prescribed by the Income Tax Ordinance, then any amounts exceeding such maximum shall be recognized as ordinary income for Tax purposes on the date of contribution to such Keren Hishtalmut Fund.”

3.	Annex 1 to Appendix A to the CEO Agreement (the Bonus Matrix) will be replaced in its entirety by the Annex 1 attached hereto.

4.	This Amendment is effective as of the Effective Date of the Employment Agreement.

5.	This Amendment supersedes all prior agreements, written or oral, between the Parties relating to the subject matter of this Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall be deemed a single agreement.

6.	The Employee hereby represents and confirms that he has read this Amendment, and that he received any and all clarifications and explanations he requested, understand its contents, meaning and consequences, and is executing this Amendment of his own free and un-coerced will.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered on and as of the date first written above.

COMPANY:		MANAGER:

Nuvo Group Ltd.		Oren Oz

By:	/s/ Laurence C. Klein	Signature:	/s/ Oren Oz
Name:	Laurence C. Klein
Title:	Chairman

[Signature Page- Nuvo Group Ltd. - Amendment to Employment Agreement (Oren Oz)]

Annex 1

Bonus Matrix

PPS Growth Performance Based

Company Value* Min	Max	Options Granted	Accumulative; Aggregation	Exercise Value
22,500,000	25,000,000	25,000	25,000	0.01
45,000,000	50,000,000	50,000	75,000	0.01
90,000,000	100,000,000	75,000	150,000	0.01
225,000,000	250,000,000	100,000	250,000	0.01
450,000,000	500,000,000	150,000	400,000	0.01
900,000,000	1,000,000,000	200,000	600,000	0.01

* To be calculated in US dollars

Additional Performance Based Bonus Terms

In addition to the terms set out in Section 8 of Appendix A to this CEO Employment Agreement, the following shall apply:

In the event that one of the min/max ranges herein is not achieved but a subsequent range is achieved, the Manager will receive a catch-up grant of options equal to the corresponding accumulative aggregation options designated for such range. By way of example: if the Company misses the $45,000,000 - $50,000,000 range (and as a result, the Manager is not given a grant of Options to purchase 50,000 ordinary shares in the Company), but achieves the $90,000,000 - $100,000,000 range, the Manager will receive a grant of options equal to such number that ensures the Manager will have been granted Options to purchase 150,000 ordinary shares in the Company.

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